UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2015

HMS Income Fund, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Deutsche Bank Credit Facility

On May 18, 2015, HMS Funding I LLC, a Delaware limited liability company (“HMS Funding”), a wholly-owned subsidiary of HMS Income Fund, Inc. (the “Company”), entered into an amended and restated credit agreement (the “Deutsche Bank Credit Facility”) among HMS Funding, the Company, as equityholder and servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), and the financial institutions party thereto as lenders (together with Deutsche Bank, the “HMS Funding Lenders”) as amended by a first amendment dated June 17, 2015. On September 23, 2015, the Company entered into a second amendment ("Second Amendment") to the Deutsche Bank Credit Facility. The Second Amendment increases the revolver commitments by the amount of $25 million (from $335 million to $360 million) to be effectuated by the addition of a new lender in the Deutsche Bank Credit Facility.

This description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 24, 2015, with the approval of its board of directors, the Company amended its Amended and Restated Bylaws (the “Bylaws”) in order to add Article XIV, which provides that the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for certain litigation. No other provisions of the Bylaws were revised. The amended Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 24, 2015, the Company held its annual meeting of stockholders at which a quorum was present in person or by proxy. At the annual meeting, the Company's stockholders (1) elected the five nominees listed below to serve as directors for a term ending at the 2016 annual meeting of stockholders, and each will continue in office until his successor has been duly elected and qualifies, or until his earlier death, removal, or resignation, and (2) ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

The voting results for each of the five persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Sherri W. Schugart	14,227,659	—	374,799
Curtis L. Hartman	14,262,423	—	340,036
Peter Shaper	14,279,123	—	323,335
John O. Niemann, Jr.	14,272,422	—	330,036
Gregory R. Geib	14,279,017	—	323,441

In addition to the voting described above, there were 10,199,492 broker non-votes cast with respect to the election of each of the five persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

With respect to the proposal to ratify the selection of Grant Thornton LLP, stockholders holding 24,223,761 shares voted in favor of the proposal, stockholders holding 55,672 shares voted against the proposal, and stockholders holding 522,517 shares abstained from voting on this proposal. No broker non-votes were cast with respect to this proposal because the brokers had discretionary voting power with respect to this proposal.

Item 8.01.	Other Events.
Fourth Quarter 2015 Distributions

With the authorization of its board of directors, the Company recently declared distributions for the period from October 1, 2015 to December 31, 2015 with respect to shares of its common stock, par value $0.001 per share (the "Common Stock"). These distributions will be calculated based on stockholders of record each day from October 1, 2015 through December 31, 2015 in an amount equal to $0.00191781 per share of Common Stock per day. Distributions will be paid on the first business day following the completion of the month to which they relate and will be paid in cash or reinvested in Common Stock for those participating in the Company’s distribution reinvestment plan.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and quarterly reports filed on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Amended and Restated Bylaws of HMS Income Fund, Inc.
10.1
Second Amendment to the Amended and Restated Loan Financing and Servicing Agreement, dated as of September 23, 2015, by and among HMS Funding I LLC, as borrower, HMS Income Fund, Inc., as equityholder and servicer, the financial institutions party thereto as lenders, and Deutsche Bank AG, New York Branch, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

September 24, 2015	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer